EXHIBIT 10.4


                         CHINA PACIFIC ACQUISITION CORP.


                                  [DATE], 2007



SBI-e2 Capital
43/F Jardine House
1 Connaught Place

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of China Pacific Acquisition Corp. (the "Company") and continuing until the earlier to occur of (i) consummation by the Company of a "Business Combination" (as described in the Company's IPO prospectus) and (ii) [________], 2009 [THIRTY-SIX MONTHS FROM THE EFFECTIVE DATE], SBI-e2 Capital shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 43/F Jardine House, 1 Connaught Place, Hong Kong, China. In exchange therefore, the Company shall pay TDR Capital International Ltd. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.



                                        Very truly yours,

                                        CHINA PACIFIC ACQUISITION CORP.

                                        BY:
                                           -------------------------------------
                                           Name:  Michael Friedl
                                           Title: Chief Financial Officer




AGREED TO AND ACCEPTED BY:
SBI-e2 Capital

BY:
-------------------------------
Name:  Dato' Sin Just Wong
Title: Senior Managing Director